UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): July 26, 2006
INTERPHASE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Texas

(State or Other Jurisdiction of Incorporation)

0-13071	75-1549797

(Commission File Number)	(IRS Employer Identification No.)

2901 North Dallas Parkway, Suite 200, Plano, Texas	75093

(Address of Principal Executive Offices)	(Zip Code)
(214) 654-5000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 2.02 Results of Operations and Financial Condition.
On July 26, 2006, Interphase Corporation issued a press release and is holding a conference call on July 27th 2006 at noon central time, regarding its financial results for the quarter ended June 30, 2006. Individuals may listen to the call on a live Webcast available on the company’s Web site (www.interphase.com), or may participate in the call by dialing 1-866-630-4674 to request the dial-in information for the conference call. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
          Exhibit 99.1 — Press Release Dated July 26, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interphase Corporation
	By:	/s/ Thomas N. Tipton Jr.
Date: July 26, 2006		Title: Chief Financial Officer,
Vice President of Finance and Treasurer

EXHIBIT INDEX
          Exhibit 99.1           Press Release dated July 26, 2006 (filed herewith)